EXECUTION VERSION

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 24, 2015 (this “Amendment”), among Verisk Analytics, Inc., a Delaware corporation, as borrower (the “Borrower”) and the Lenders under the Credit Agreement (each as defined below) party hereto amends the Second Amended and Restated Credit Agreement, dated as of April 22, 2015, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all Schedules and Exhibits thereto, the “Credit Agreement”) by and among, inter alios, the Borrower, the lenders party thereto from time to time (hereinafter collectively referred to as the “Lenders”), Bank of America, N.A. (“Bank of America”), as swing line lender and letter of credit issuer (hereinafter, Bank of America, in its capacity as a letter of credit issuer, shall be referred to as the “L/C Issuer”) and Bank of America, as Administrative Agent for the Lenders (hereinafter, in such capacity, referred to as the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower and the Lenders party hereto constituting the Required Lenders wish to amend the Credit Agreement as set forth herein.
NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders party hereto hereby agree as follows:
Section 1.Defined Terms. All capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Credit Agreement.
Section 2.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the following amendments shall be made to the Credit Agreement:
(a)Amended Definitions. The definitions of “Consolidated EBIT” and “Consolidated EBITDA” as set forth in Section 1.01 of the Credit Agreement shall be deleted and replaced in their entirety respectively by the definitions set forth below:
“Consolidated EBIT” means, for any period, for Verisk and its direct and indirect Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for Federal, state, local and foreign income taxes payable by Verisk and its direct and indirect Subsidiaries for such period; (iii) non-cash charges for the appreciation of ESOP shares for such period; (iv) non-cash stock option expenses under FASB Accounting Standards Codification 718 for such period; (v) non-cash expenses in connection with ISO’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such expenses are the result of increasing the participant liabilities for said plans due to the appreciation in value of the investments held in said plan; (vi) non-cash expenses other than temporary impairment of ISO’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such expenses are the result of the depreciation in value of the investments held in said plan; (vii) non-cash loss on the disposal of fixed assets for such period; (viii) other non-recurring expenses of Verisk and its direct and indirect Subsidiaries reducing such Consolidated Net Income for such period; provided that any such amounts which represent a cash item in such period or any future period shall be included to the extent that in the aggregate they do not exceed 5% of Consolidated EBIT (prior to giving effect to such adjustment) for such period; (ix) losses arising from hedging of currency risk associated with the purchase consideration payable in connection with the Balmoral Acquisition; and (x) Balmoral Acquisition Expenses for such period minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of Verisk and its direct and indirect Subsidiaries for such period; (ii) non-cash gains in connection with ISO’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such gains are the result of decreasing the participant liabilities for said plans due to the depreciation in value of the investments held; (iii) other non-recurring non-cash items increasing Consolidated Net Income for such period; and (iv) gains arising from hedging of currency risk associated with the purchase consideration payable in connection with the Balmoral Acquisition.
“Consolidated EBITDA” means, for any period, for Verisk and its direct and indirect Subsidiaries on a consolidated basis, an amount equal to Consolidated EBIT for such period plus depreciation and amortization expense for such period.
(b)Additional Definition. The following definition shall be inserted in alphabetical order in Section 1.01 of the Credit Agreement:
“Balmoral Acquisition Expenses” means, for any period, non-recurring fees and expenses paid by Verisk or any of its direct or indirect Subsidiaries to third parties during such period in connection with the Balmoral Transactions.
; and
(c)Amended Exhibit. Exhibit D to the Credit Agreement shall be deleted and replaced in its entirety with the revised Exhibit D attached hereto.
Section 3.Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied:
(a)    Executed Amendment. The Administrative Agent shall have received one or more counterparts of this Amendment duly executed by the Borrower and the Lenders constituting Required Lenders.
(b)    Expenses. The Administrative Agent shall have received payment of all expenses then due and payable to the Administrative Agent pursuant to the Credit Agreement (including all reasonable attorney costs of the Administrative Agent), subject to the Borrower receiving an invoice with respect thereto.
Section 4.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and Lenders that, as of the Effective Date:
(a)    the execution, delivery and performance by the Borrower of this Amendment or any other Loan Document to which it is a party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which the

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Borrower is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; or (iii) violate any Law;
(b)    no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Borrower of this Amendment or any other Loan Document and no consent of any other Person is required in connection with the execution, delivery or performance by the Borrower of this Agreement or any other Loan Document except any such consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;
(c)    this Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement and other Loan Documents as amended hereby constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d)    after giving effect to the terms, conditions, and provisions of this Amendment, no Default or Event of Default exists; and
(e)    all representations and warranties of the Borrower contained in the Credit Agreement and all of the other Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
Section 5.Miscellaneous.
(a)    Confirmation of Loan Documents. The Borrower hereby covenants and agrees that, except as expressly amended and/or modified by this Amendment, all of the terms, conditions, and provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. All of the indebtedness represented by the Loan Documents and all other obligations, responsibilities, and liabilities of the Borrower to the Lenders and the Administrative Agent are owed without any offset, defenses, or counterclaims whatsoever. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby. On and after the date hereof, this Amendment shall for all purposes constitute a “Loan Document”.
(b)    Limitation of this Amendment. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as otherwise set forth herein, nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Facility, or any waiver of the terms, conditions, or provisions of the Credit Agreement and/or any of the other Loan Documents and do not constitute a release, termination or waiver of any of the rights and/or remedies granted to the Lenders and/or the Administrative Agent under the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

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(c)    Captions. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(d)    Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns.
(e)    References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.
(f)    Miscellaneous. This Amendment shall be subject to the following Sections of the Credit Agreement, as if set forth herein in their entirety: Sections 10.10, 10.12, 10.14, 10.15 and 10.16.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

VERISK ANALYTICS, INC., as the Borrower

By:	/s/
Name:	Mark Anquillare
Title:	Chief Financial Officer

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A., as the Administrative
Agent

By:	/s/

BANK OF AMERICA, N.A., as a Lender

By:	/s/

Signature Page to Amendment No. 1

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/

Signature Page to Amendment No. 1

SunTrust Bank, as a Lender

By:	/s/

Signature Page to Amendment No. 1

Wells Fargo Bank, N.A., as a Lender

By:	/s/

Signature Page to Amendment No. 1

CITIZENS BANK, N.A., as a Lender

By:	/s/

Signature Page to Amendment No. 1

Morgan Stanley Bank, N.A., as a Lender

By:	/s/

Signature Page to Amendment No. 1

HSBC Bank USA, N.A., as a Lender

By:	/s/

Signature Page to Amendment No. 1

ROYAL BANK OF CANADA, as a Lender

By:	/s/

Signature Page to Amendment No. 1

BNP Paribas, as a Lender

By:	/s/

By:	/s/

Signature Page to Amendment No. 1

TD BANK, N.A., as a Lender

By:	/s/

Signature Page to Amendment No. 1

The Northern Trust Company, as a Lender

By:	/s/

Signature Page to Amendment No. 1

CAPITAL ONE NATIONAL ASSOCIATION, as a
Lender

By:	/s/

Signature Page to Amendment No. 1